UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 18, 2010

NATURALSHRIMP HOLDINGS, INC.
 (Exact name of registrant as specified in its charter)

Delaware	____	20-3350821
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

2086 N. Valley Mills Road, Waco, Texas
Waco, TX 76710
 (Address of principal executive offices)

(512) 442-2379
(Issuer’s telephone number)
  ________________
Copies to:
JPF Securities Law, LLC
17920 Jetton Road
Suite 300
Cornelius, NC 28031
Telephone No.: (704) 897-8334
Facsimile No.: (980) 422-0334

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 Writteno communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 4.01 Change In Registrant’s Certifying Accountant
Item 9.01 Financial Statements and Exhibits
Exhibit-16 Letter from Traci J. Anderson, CPA
Signatures

This Current Report on Form 8-K is filed by NaturalShrimp Holdings, Inc., a Delaware corporation (the “Registrant”), in connection with the items set forth below.

ITEM 4.01. CHANGE IN REGISTRANT’S CERTIFYING ACCOUNTANT.

On November 18, 2010, Registrant's Board of Directors approved to dismiss Darilek Butler & Associates, PLLC as its independent auditor, and engaged M&K CPAS, PLLC as independent auditor to audit Registrant's financial statements for the quarter ended September 30, 2010. The decision to make the change was approved by Registrant's Board of Directors. The Registrant does not have an audit committee.

During Registrant's two most recent fiscal years ended December 31, 2009 and 2008, the Registrant did not consult M&K CPAS, PLLC with respect to any of the matters described in Item 304(a)(2) of Regulation S-K.

In the audit report on the financial statements for the years ended December 31, 2009 and 2008, Darilek Butler & Associates, PLLC disclosed an uncertainty of the Registrant to continue as a going concern. During the two most recent fiscal years and any subsequent interim period through the date of dismissal, there were no disagreements with the former auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of the former auditor, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports.

Neither the Registrant (or anyone on its behalf) consulted the new auditor regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the small business issuer’s financial statements. Neither written or oral advice was provided that was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue.

Prior to making the decision to retain M&K CPAS, PLLC, Registrant had no prior relationship with M&K CPAS, PLLC or any of its members.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit-16     Letter from Darilek Butler & Associates, PLLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                   NATURALSHRIMP HOLDINGS, INC.

Date: November 19, 2010                                                                                       By:           /s/ Bill Williams
                                                                           Bill Williams
                          Chief Executive Officer and Chairman of the Board of Directors

EXHIBIT INDEX

Exhibit Number	Description

16	Letter from Darilek Butler & Associates, PLLC